Exhibit 99.2

INFORMATION FOR RELEASE

MuniMae Reports 2004 Third Quarter Results of Operations

CAD per Common Share Increases 36%

BALTIMORE (November 10, 2004) – Municipal Mortgage & Equity, LLC (NYSE:MMA), known as MuniMae, reported net income of $11.6 million for the quarter ended September 30, 2004, as compared to $18.1 million for the same period in 2003. Diluted earnings per share were $0.33 for the quarter, compared to $0.62 for the same period in 2003.

The Company reported Cash Available for Distribution (“CAD”) per common share of $0.72 for the quarter ended September 30, 2004, an increase of 36% as compared with CAD per common share of $0.53 for the same period in 2003. (The Company uses CAD as its primary measure of performance and believes it to be illustrative of its distribution-paying ability. The differences between GAAP and CAD are described in the note to the attached calculation of CAD statement.)

MuniMae Chairman and CEO Mark K. Joseph, commenting on the results, stated, “MuniMae is pleased to continue its long history of steady growth in cash generated by our businesses. The Company has recently declared its 31st consecutive increase in its distribution to common shareholders. Despite higher regulatory and compliance costs, particularly those related to the Sarbanes-Oxley Act of 2002 our management team continues to deliver strong results.”

Summary Results – GAAP

The table below summarizes the Company’s results for the quarters ended September 30, 2004 and 2003:

	Third Quarter
	2004	2003
Net Income ($ millions)	$11.6	$18.1
Per Share Results
Basic ($)	$0.33	$0.63
Diluted ($)	$0.33	$0.62

Results of operations included a $10.9 million benefit from the sale of a property acquired during the quarter by means of a deed in lieu of foreclosure on a tax-exempt bond held by the Company. On a per share basis, this transaction accounted for $0.31 (basic and diluted) of the Company’s earnings for the quarter.

In addition, as previously disclosed, the Company adopted FASB Interpretation No. 46R, “Consolidation of Variable Interest Entities” (“FIN 46R”), effective March 31, 2004. Since that date the Company has consolidated certain variable interest entities, or VIEs, including in particular certain tax credit equity funds syndicated by the Company. Certain of the Company’s revenues are eliminated in consolidation, and revenues and expenses of the VIEs are reflected on the Company’s consolidated statements of income. In addition, the assets and liabilities of these VIEs are reflected on the Company’s consolidated balance sheet. As a result, certain income statement and balance sheet items for periods or dates subsequent to adoption of FIN 46R will not be comparable to the same items for periods or dates prior to adoption.

The attached unaudited condensed consolidated statements of income represent the GAAP results of operations of the Company for the three- and nine-month periods ended September 30, 2004 and 2003.

Summary Results – CAD

For the third quarter of 2004, CAD to common shares was $25.2 million. The 2004 third quarter per share distribution to common shareholders of $0.4675 represents a payout ratio of 65.1%.

	Third Quarter
	2004	2003	Change
CAD to Common Shares ($ millions)	$25.2	$15.3	65%
CAD per Common Share ($)	$0.72	$0.53	36%

The attached calculation of CAD represents the Company’s cash available for distribution measure for the three- and nine-month periods ended September 30, 2004 and 2003. A reconciliation of GAAP net income to CAD to common shares is attached.

Third Quarter Distribution

MuniMae’s third quarter distribution to common shareholders of $0.4675 annualizes to $1.87 per share. Based on the November 9, 2004 closing share price of $25.64, MuniMae common shares have an annualized yield to shareholders of 7.3%. The record date for the third quarter distribution was November 1, 2004 and the pay date is November 12, 2004.

About Municipal Mortgage & Equity

MuniMae and its subsidiaries originate, service and asset manage investments in multifamily debt and equity for its own account and on behalf of others. MuniMae conducts these operations through its subsidiary, MMA Financial, LLC. As of September 30, 2004, assets under management totaled $9.3 billion secured by 2,217 properties containing 249,850 units in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. For its proprietary accounts, MuniMae primarily holds tax-exempt multifamily housing bonds. This on-balance sheet portfolio is secured by 177 properties containing 37,581 units in 27 states. For a portion of these investments, MuniMae participates in the performance of the underlying properties.

MuniMae is organized as a limited liability company. This structure allows MuniMae to combine the limited liability, governance and management characteristics of a corporation with the pass-through income features of a partnership. As a result, the tax-exempt income derived from certain investments remains tax-exempt when passed through to shareholders. Distributions to shareholders are normally declared quarterly and paid in February, May, August and November.

The calculation of Cash Available for Distribution is the basis for the determination of the Company’s quarterly distributions to common shares, is used by securities analysts and is presented as a supplemental measure of the Company’s performance. The calculation is not approved by the Securities and Exchange Commission nor is it required by GAAP and it should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity. The Company believes that Cash Available for Distribution provides relevant information about its operations and is necessary, along with net income, for understanding its operating results.

This press release contains statements that are forward looking in nature and reflect management’s current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of future performance. Actual results may vary materially from projected results based on a number of factors, including the actual performance of the properties pledged as collateral for the portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates. This press release does not constitute an offer to sell any securities of Municipal Mortgage & Equity, LLC.

MUNIMAE: INTEGRITY. INNOVATION. SERVICE.

www.MMAfin.com

Contacts
Investor Relations:
          Angela Richardson, 888/788-3863

MUNICIPAL MORTGAGE & EQUITY, LLC
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(unaudited)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,663	$15,894	$62,505	$46,614
Interest on loans	10,872	9,790	32,981	27,594
Interest on short-term investments	1,338	309	4,004	832

Total interest income	33,873	25,993	99,490	75,040

Fee income
Syndication fees	6,861	5,764	14,802	9,000
Origination and brokerage fees	2,769	862	6,534	3,779
Guarantee fees	2,093	1,891	5,452	2,114
Asset management and advisory fees	1,685	3,191	9,818	5,465
Loan servicing fees	1,059	1,051	3,316	3,254
Other income	1,308	1,692	4,851	6,975

Total fee income	15,775	14,451	44,773	30,587

Net rental income	5,520	—	11,016	—

Total income	55,168	40,444	155,279	105,627

EXPENSES:
Interest expense	18,802	12,696	54,576	31,788
Interest expense on debentures and preferred shares	4,769	2,994	11,819	2,994
Salaries and benefits	17,824	12,065	53,868	26,702
General and administrative	7,276	3,272	17,627	6,928
Professional fees	2,478	1,105	6,703	2,971
Depreciation and amortization	3,825	3,108	9,700	4,192

Total expenses	54,974	35,240	154,293	75,575

Net gain on sale of loans	406	1,623	2,816	3,343
Net gain (loss) on sale of tax-exempt investments	(660)	2,194	545	2,188
Net gain on sale of investments in tax credit equity partnerships	125	4,471	2,939	4,747
Net gain on termination of derivatives	—	—	—	741
Net holding gains (losses) on derivatives	(2,062)	3,498	3,436	3,922
Impairments and valuation allowances related to investments	(2,646)	—	(3,376)	(1,144)
Net losses from equity investments in partnerships	(46,250)	(1,608)	(127,985)	(3,961)

Net (losses) income before income taxes, income allocable to minority interest, discontinued operations and cumulative effect of accounting change	(50,893)	15,382	(120,639)	39,888
Income tax benefit (expense)	(73)	2,622	2,264	3,094

Net (losses) income before income allocable to minority interest, discontinued operations, and cumulative effect of accounting change	(50,966)	18,004	(118,375)	42,982
Net income (expense) allocable to minority interest	51,663	131	128,427	(5,548)

Net income before discontinued operations and cumulative effect of accounting change	697	18,135	10,052	37,434
Discontinued operations	10,865	—	10,865	25,748

Net income before cumulative effect of accounting change	11,562	18,135	20,917	63,182
Cumulative effect of a change in accounting principle	—	—	520	—

Net income	$11,562	$18,135	$21,437	$63,182

Basic earnings per common share:
Earnings before discontinued operations and cumulative effect of accounting change	$0.02	$0.63	$0.29	$1.32
Discontinued operations	0.31	—	0.31	0.91
Cumulative effect of a change in accounting principle	—	—	0.02	—

Basic earnings per common share	$0.33	$0.63	$0.62	$2.23

Weighted average common shares outstanding	34,927,975	28,842,447	34,343,492	28,353,040

Diluted earnings per common share:
Earnings before discontinued operations and cumulative effect of accounting change	$0.02	$0.62	$0.29	$1.30
Discontinued operations	0.31	—	0.31	0.90
Cumulative effect of a change in accounting principle	—	—	0.02	—

Diluted earnings per common share	$0.33	$0.62	$0.62	$2.20

Weighted average common shares outstanding	35,267,697	29,224,605	34,696,145	28,711,892

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(in thousands)
(unaudited)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,663	$15,894	$62,505	$46,614
Interest on loans	10,872	9,790	32,981	27,594
Interest on short-term investments	1,338	309	4,004	832

Total interest income	33,873	25,993	99,490	75,040

Fee income
Syndication fees	6,861	5,764	14,802	9,000
Origination and brokerage fees	2,769	862	6,534	3,779
Guarantee fees	2,093	1,891	5,452	2,114
Asset management and advisory fees	1,685	3,191	9,818	5,465
Loan servicing fees	1,059	1,051	3,316	3,254
Other income	1,308	1,692	4,851	6,975

Total fee income	15,775	14,451	44,773	30,587

Net rental income	5,520	—	11,016	—

Total income	55,168	40,444	155,279	105,627

EXPENSES:
Interest expense	18,802	12,696	54,576	31,788
Interest expense on debentures and preferred shares	4,769	2,994	11,819	2,994
Salaries and benefits	17,824	12,065	53,868	26,702
General and administrative	7,276	3,272	17,627	6,928
Professional fees	2,478	1,105	6,703	2,971
Depreciation and amortization	3,825	3,108	9,700	4,192

Total expenses	54,974	35,240	154,293	75,575

Net gain on sale of loans	406	1,623	2,816	3,343
Net gain (loss) on sale of tax-exempt investments	(660)	2,194	545	2,188
Net gain on sale of investments in tax credit equity partnerships	125	4,471	2,939	4,747
Net gain on termination of interest rate swaps	—	—	—	741
Net holding gains (losses) on derivatives	(2,062)	3,498	3,436	3,922
Impairments and valuation allowances related to investments	(2,646)	—	(3,376)	(1,144)
Net gains (losses) from equity investments in partnerships	(46,250)	(1,608)	(127,985)	(3,961)
Income tax benefit (expense)	(73)	2,622	2,264	3,094
Net income allocable to minority interest	51,663	131	128,427	(5,548)

Net income from continuing operations	697	18,135	10,052	37,434
Discontinued operations	10,865	—	10,865	25,748
Cumulative effect of a change in accounting principle	—	—	520	—

Net income	$11,562	$18,135	$21,437	$63,182

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$2,061	$(3,498)	$(3,437)	$(3,922)
(2) Equity investments	(437)	1,995	4,414	7,586
(3) Net gain on sales	5,450	(577)	3,662	(11,390)
(3) Amortization of capitalized mortgage servicing fees	382	390	1,249	1,156
(3) Amortization of asset management contracts	1,179	2,422	3,537	2,422
(4) Origination and brokerage fees, syndication fees and other income, net	13,117	2,675	32,440	4,291
(5) Valuation allowances and other-than-temporary impairments	2,664	—	3,420	1,097
(6) Deferred tax expense	(494)	(2,622)	(3,021)	(1,010)
(7) Discontinued operations	(10,865)	—	(10,865)	(25,748)
(7) Interest income	1,676	—	1,676	10,793
(8) Fund(income)loss	(1,142)	(3,629)	2,922	(3,629)
(9) Change in Accounting Principle	—	—	(520)	—
(10) Deferred compensation	41	—	2,605	—

Cash Available for Distribution (CAD)	$25,194	$15,291	$59,519	$44,828

Notes:

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of certain mortgage servicing rights; (b) amortization of certain mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of certain asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

(a) Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

(b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds. For quarters ended and after June 30, 2004, for GAAP purposes syndication fees relating to certain tax credit equity funds are eliminated in consolidation as a result of consolidating those funds under Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities” (“FIN 46R”).

(c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

(d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with CAD revenue recognition. For the quarter ended June 30, 2004 and after, for GAAP purposes asset management fees relating to certain tax credit equity funds are eliminated as a result of consolidating certain tax credit equity funds under FIN 46R.

(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7) For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD. In addition, as a result of the adoption of FIN 46R, the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in variable interest entities (“VIEs”) and the Company was the primary beneficiary of certain of those VIEs and, therefore, was required to consolidate the funds. The GAAP earnings (loss) from these tax credit equity funds is not included in CAD.

(9) In conjunction with (8) above, as a result of the adoption of FIN 46R, the Company recorded a cumulative effect adjustment for GAAP accounting. This adjustment is not included in CAD.

(10) For GAAP reporting, the Company records an expense for certain deferred compensation arrangements. These same non-cash costs are not included in the Company’s calculation of CAD until funds are disbursed.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(in thousands, except share and per share data)
(unaudited)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$33,299	$24,626	$94,500	$81,071
Syndication fees	14,610	6,588	30,533	9,824
Asset management and advisory fees	5,351	3,777	16,915	6,051
Origination and brokerage fees	2,458	1,887	8,619	5,758
Guarantee fees	1,929	692	6,995	705
Loan servicing fees	2,087	1,708	5,900	5,452
Distributions from equity investments in partnerships	2,074	1,946	5,879	5,493
Other income	1,322	1,692	5,312	7,991
Interest on short-term investments	1,173	277	3,890	801
Net gain (loss) on sales	4,970	3,239	6,670	(4,843)

TOTAL SOURCES OF CASH	69,273	46,432	185,213	118,303

EXPENSES:
Interest expense	15,614	11,920	45,834	29,861
Interest expense on debentures and preferred shares (Note 1)	4,769	2,994	11,819	2,994
Salaries and benefits	17,005	12,065	49,743	26,702
Professional fees	2,262	1,105	6,237	2,971
General and administrative	3,880	3,057	11,348	6,995
Loan loss expense	(18)	—	(44)	47
Income tax expense (benefit)	567	—	757	(2,084)

TOTAL EXPENSES	44,079	31,141	125,694	67,486

CASH AVAILABLE FOR DISTRIBUTION	25,194	15,291	59,519	50,817

LESS:
Cash allocable to minority interest (Note 1)	—	—	—	5,989

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$25,194	$15,291	$59,519	$44,828

CAD PER COMMON SHARE	$0.72	$0.53	$1.70	$1.55

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$25,194	$15,291	$59,519	$44,828

ACTUAL AMOUNT PAID	$16,398	$14,643	$48,476	$40,383

PAYOUT RATIO	65.1%	95.8%	81.4%	90.1%

COMMON SHARES OUTSTANDING	35,074,882	32,540,412

CASH DISTRIBUTION PER COMMON SHARE	$0.4675	$0.4500	$1.3875	$1.3425

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Note 2: Certain prior year amounts have been reclassified to conform to the 9/30/04 presentation.

     The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles, deferred compensation and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. As a result of Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities”, effective in the second quarter of 2004 certain asset management and syndication fees are eliminated for GAAP as a result of consolidating certain tax credit equity funds.

          The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options and vesting of deferred shares.

MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	September 30,	December 31,
	2004	2003
ASSETS:
Investment in tax-exempt bonds, net	$1,220,367	$1,043,973
Loans receivable, net	611,539	497,884
Loans receivable held for sale	43,110	54,492
Investments in partnerships	1,638,319	282,492
Investments in derivative financial instruments	3,086	2,563
Cash, cash equivalents and interest receivable	82,833	67,669
Other assets	280,435	160,453
Land, building, and equipment	171,497	5,429
Goodwill and other intangible assets	130,232	134,664

TOTAL	$4,181,418	$2,249,619

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Notes payable	$1,036,019	$646,096
Mortgage notes payable	122,228	—
Short-term debt	427,693	371,881
Long-term debt	174,675	190,090
Subordinate debentures	84,000	—
Preferred shares subject to mandatory redemption (Note 1)	168,000	168,000
Tax credit equity guarantee liability	159,079	151,326
Distribution payable	16,399	—
Investments in derivative financial instruments	12,374	15,287
Other liabilities	113,197	65,073
Minority interest in subsidiary companies	1,207,312	31
Shareholders’ equity	660,442	641,835

TOTAL	$4,181,418	$2,249,619

BOOK VALUE PER COMMON SHARE	$18.87	$19.74

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standard No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.